Sequoia Mortgage Trust                       SMT           Contact:  Customer Service
Mortgage Pass-Through Certificates          Series 1997-2            NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                               Securities Administration Services
Record Date:         30-Jan-1998                                     7485 New Horizon Way
Distribution Date:   25-Feb-1998                                              Frederick, MD  21703
                                                                     Telephone: (301)846-8130
                                                                     Facsimile: (301)846-8152


                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

----------------------------------------------------------------------------------------------------------------------------
                                           Certificate
                           Certificate        Pass-           Beginning                                           Current
                              Class          Through         Certificate         Interest         Principal       Realized
     Class      CUSIP      Description        Rate             Balance         Distribution     Distribution       Loss
----------------------------------------------------------------------------------------------------------------------------
      A-1     81743MAA1        SEQ          6.51500%        573,090,040.27      3,111,401.34     5,002,171.58       0.00
      A-2     81743MAB9        SEQ          6.25755%        151,454,536.77        789,778.61     1,321,958.85       0.00
       OC     SMTCRT002         R           0.00000%          7,567,274.90        819,814.72             0.00       0.00
----------------------------------------------------------------------------------------------------------------------------
Totals                                                      732,111,851.94      4,720,364.67     6,324,130.43       0.00
----------------------------------------------------------------------------------------------------------------------------

                    Ending                        Cumulative
                 Certificate          Total        Realized
     Class         Balance          Distribution    Losses
------------------------------------------------------------
      A-1      568,087,868.66      8,113,572.92     0.00
      A-2      150,132,577.68      2,111,737.46     0.00
       OC        7,567,274.86        819,184.72     0.00
------------------------------------------------------------
Totals         725,787,721.20     11,044,495.10     0.00
------------------------------------------------------------




All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

24-Feb-1998          2:02PM

Sequoia Mortgage Trust                     SMT              Contact:  Customer Service
Mortgage Pass-Through Certificates        Series 1997-2               NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:         31-Dec-1997                                      7485 New Horizon Way
Distribution Date:   26-Jan-1998                                                 Frederick, MD  21703
                                                                      Telephone: (301)846-8130
                                                                      Facsimile: (301)846-8152


                        Principal Distribution Statement
                               Senior Certificates


------------------------------------------------------------------------------------------------------------------------
                                        Beginning        Scheduled      Unscheduled
                   Original Face       Certificate       Principal       Principal                          Realized
     Class             Amount            Balance       Distribution    Distribution       Accretion          Loss(1)
------------------------------------------------------------------------------------------------------------------------
      A-1          592,560,000.00     573,090,040.27        0.00        5,002,171.58         0.00             0.00
      A-2          156,600,000.00     151,454,536.77        0.00        1,321,958.85         0.00             0.00
      OC             7,567,489.63       7,567,274.90        0.00                0.00         0.00             0.00
------------------------------------------------------------------------------------------------------------------------
    Class A        756,727,489.63     732,111,851.94           0.00     6,324,130.43              0.00             0.00
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                        Total           Ending           Ending           Total
                       Principal      Certificate      Certificate      Principal
     Class             Reduction        Balance         Percentage     Distribution
-------------------------------------------------------------------------------------
      A-1            5,002,171.58     568,087,868.66     0.95870101     5,002,171.58
      A-2            1,321,958.85     150,132,577.68     0.95870101     1,321,958.85
      OC                     0.00       7,567,274.86     0.99997162             0.00
-------------------------------------------------------------------------------------
    Class A          6,324,130.43     725,787,721.20     0.95911372     6,324,130.43
-------------------------------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                     SMT              Contact:  Customer Service
Mortgage Pass-Through Certificates        Series 1997-2               NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:         31-Dec-1997                                      7485 New Horizon Way
Distribution Date:   26-Jan-1998                                                 Frederick, MD  21703
                                                                      Telephone: (301)846-8130
                                                                      Facsimile: (301)846-8152



                    Principal Distribution Factors Statement
                           Senior Certificate Factors

------------------------------------------------------------------------------------------------------------------------
                                       Beginning        Scheduled      Unscheduled
                  Original Face       Certificate       Principal       Principal                          Realized
   Class(3)           Amount            Balance       Distribution    Distribution       Accretion          Loss(4)
------------------------------------------------------------------------------------------------------------------------
      A-1        592,560,000.00       967.14263580     0.00000000     8.44162883        0.00000000        0.00000000
      A-2        156,600,000.00       967.14263582     0.00000000     8.44162739        0.00000000        0.00000000
      OC           7,567,489.63       999.97162467     0.00000000     0.00000000        0.00000000        0.00000000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                      Total             Ending          Ending            Total
                    Principal        Certificate      Certificate        Principal
   Class(3)         Reduction          Balance         Percentage       Distribution
------------------------------------------------------------------------------------
      A-1           8.44162883       958.70100692      0.95870101       8.44162883
      A-2           8.44162739       958.70100690      0.95870101       8.44162739
      OC            0.00000000       999.97161939      0.99997162       0.00000000
------------------------------------------------------------------------------------


(3)      All Classes Are Per $1,000 Denomination.

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                     SMT              Contact:  Customer Service
Mortgage Pass-Through Certificates        Series 1997-2               NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:         31-Dec-1997                                      7485 New Horizon Way
Distribution Date:   26-Jan-1998                                                 Frederick, MD  21703
                                                                      Telephone: (301)846-8130
                                                                      Facsimile: (301)846-8152



                         Interest Distribution Statement
                               Senior Certificates


-------------------------------------------------------------------------------------------------------------------------------

                                                 Beginning                            Payment of                     Non-
                                  Current       Certificate/        Current         Previously       Current       Supported
              Original Face     Certificate       Notional          Accrued       Unpaid Interest    Interest      Interest
   Class          Amount           Rate           Balance           Interest          Shortfall      Shortfall     Shortfall
-------------------------------------------------------------------------------------------------------------------------------
    A-1      592,560,000.00     6.51500%       573,090,040.27     3,111,401.34          0.00           0.00          0.00
    A-2      156,600,000.00     6.25755%       151,454,536.77       789,778.57          0.00           0.00          0.00
    OC         7,567,489.63     0.00000%         7,567,274.90             0.00          0.00           0.00          0.00
-------------------------------------------------------------------------------------------------------------------------------
Total Class A Interest Distribution                               3,901,179.91          0.00           0.00          0.00
-------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                                                    Remaining
                                                                    Cumulative        Ending
                                                                      Unpaid       Certificate/
                                    Realized     Total Interest      Interest        Notional
   Class                             Loss(7)      Distribution       Shortfall       Balance
-----------------------------------------------------------------------------------------------
    A-1                               0.00       3,111,401.34          0.00      568,087,868.66
    A-2                               0.00         789,778.61          0.00      150,132,577.68
    OC                                0.00         819,184.72          0.00        7,567,274.86
-----------------------------------------------------------------------------------------------
Total Class A Interest Distribution   0.00       4,720,364.67          0.00
-----------------------------------------------------------------------------------------------



(7) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                     SMT              Contact:  Customer Service
Mortgage Pass-Through Certificates        Series 1997-2               NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:         31-Dec-1997                                      7485 New Horizon Way
Distribution Date:   26-Jan-1998                                                 Frederick, MD  21703
                                                                      Telephone: (301)846-8130
                                                                      Facsimile: (301)846-8152




                     Interest Distribution Factors Statement
                           Senior Certificates Factors


-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Payment of
                                                 Beginning                          Previously                       Non-
                                  Current       Certificate/        Current           Unpaid         Current       Supported
              Original Face     Certificate       Notional          Accrued          Interest        Interest      Interest
 Class(9)         Amount           Rate           Balance           Interest         Shortfall      Shortfall      Shortfall
-------------------------------------------------------------------------------------------------------------------------------
    A-1      592,560,000.00      6.51500%      967.14263580        5.25077855       0.00000000     0.00000000      0.00000000
    A-2      156,600,000.00      6.25755%      967.14263582        5.04328589       0.00000000     0.00000000      0.00000000
    OC         7,567,489.63      0.00000%      999.97162467        0.00000000       0.00000000     0.00000000      0.00000000
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                              Remaining
                                              Cumulative        Ending
                                               Unpaid         Certificate/
               Realized     Total Interest     Interest        Notional
 Class(9)     Losses(10)     Distribution     Shortfall         Balance
-----------------------------------------------------------------------------
    A-1      0.00000000      5.25077855       0.00000000      958.70100692
    A-2      0.00000000      5.04328614       0.00000000      958.70100690
    OC       0.00000000    108.25052429       0.00000000      999.97161939
-----------------------------------------------------------------------------


(9)      All Classes Are $1,000 Denomination.

(10) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                       SMT           Contact:  Customer Service
Mortgage Pass-Through Certificates          Series 1997-2            NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                               Securities Administration Services
Record Date:         30-Jan-1998                                     7485 New Horizon Way
Distribution Date:   25-Feb-1998                                              Frederick, MD  21703
                                                                     Telephone: (301)846-8130
                                                                     Facsimile: (301)846-8152



--------------------------------------------------------------------------------

                            CERTIFICATE ACCOUNT
Beginning Balance                                                       0.00
Deposits
      Payments of Interest and Principal                       11,252,359.30
      Liquidations, Insurance Proceeds, Reserve Funds                   0.00
      Proceeds from Repurchased Loans                                   0.00
      Other Amounts (Servicer Advances)                                 0.00
         Realized Losses                                                0.00
                                                               -------------
Total Deposits                                                 11,252,359.30


Withdrawals
      Reimbursement for Servicer Advances                               0.00
      Payment of Service Fee                                      207,864.20
      Payment of Interest and Principal                        11,044,495.10
                                                               -------------

Total Withdrawals (Pool Distribution Amount)                   11,252,359.30

                                                                        0.00
Ending Balance                                                 =============
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                SERVICER ADVANCES
Beginning Balance                                                          0.00
Current Period Advances by Servicer                                        0.00
Reimbursement of Advances                                                  0.00
Ending Cumulative Advances                                                 0.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                            0.00
Servicing Fee Support                                                      0.00
                                                                       ---------
                                                                           0.00
Non-Support Prepayment/Curtailment Interest Shortfall                  =========
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 SERVICING FEES

Gross Servicing Fee                                                  152,523.30
Pool Insurance Fee                                                    54,340.90
Spread 1 Fee                                                           1,000.00
Supported Prepayment/Curtailment Interest Shortfall                        0.00
                                                                     ----------
Net Servicing Fee                                                    207,864.20
                                                                     ==========
--------------------------------------------------------------------------------

Sequoia Mortgage Trust                       SMT           Contact:  Customer Service
Mortgage Pass-Through Certificates          Series 1997-2            NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                               Securities Administration Services
Record Date:         30-Jan-1998                                     7485 New Horizon Way
Distribution Date:   25-Feb-1998                                              Frederick, MD  21703
                                                                     Telephone: (301)846-8130
                                                                     Facsimile: (301)846-8152




---------------------------------------------------------------------------------------------------
                                        DELINQUENCY STATUS

                                                                   Percentage Delinquent Based On

                                 Current      Unpaid Principal
                                Number Of          Balance           Number           Unpaid
                                  Loans                             of Loans          Balance


30 Days                            19         4,290,627.73           0.86%            0.59%
60 Days                             1           226,000.00           0.05%            0.03%
90+ Days                            2           783,699.40           0.09%            0.11%
Foreclosure                         0                 0.00           0.00%            0.00%
REO                                 0                 0.00           0.00%            0.00%
Totals                             22         5,300,327.13           0.99%            0.73%



Current Period Realized Loss - Includes Interest Shortfall       0.00
Cumulative Realized Losses - Includes Interest Shortfall         0.00

Principal Balance of Contaminated Properties                     0.00

---------------------------------------------------------------------------------------------------

Sequoia Mortgage Trust                     SMT              Contact:  Customer Service
Mortgage Pass-Through Certificates        Series 1997-2               NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:         31-Dec-1997                                      7485 New Horizon Way
Distribution Date:   26-Jan-1998                                                 Frederick, MD  21703
                                                                      Telephone: (301)846-8130
                                                                      Facsimile: (301)846-8152




--------------------------------------------------------------------------------
                              COLLATERAL STATEMENT

Collateral Description                                              Mixed ARM's


Weighted Average Gross Coupon                                         8.099558%
Weighted Average Net Coupon                                           7.597248%


Weighted Average Maturity (Stepdown Calculation)                     292 Months


Beginning Scheduled Collateral Loan Count                                 2,237
Number of Loans Paid in Full                                                 22
Ending Scheduled Collateral Loan Count                                    2,215


Beginning Scheduled Collateral Balance                           732,111,851.94
Ending Scheduled Collateral Balance                              725,787,721.24


Specified O/C Account                                              7,567,274.90
Serious Delinquency                                                     0.1080%


Monthly P&I Constant                                               4,779,310.23
--------------------------------------------------------------------------------